UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  March 6, 2008
(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES CORPORATION
(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK		10504
(Address of principal executive offices)		(Zip Code)

914-499-1900
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 (Regulation FD Disclosure)

Attachment I contains presentation materials for the final portion of IBM’s March 6, 2008 Investor Briefing.  An earlier Form 8K by the company included the presentation materials for the initial portion of this event.  Attachment II of that Form 8K contains supplementary materials about non-GAAP financial measures contained in certain presentation materials for both portions of this event.

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/).  IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 6, 2008

	By:	/s/ Andrew Bonzani
Andrew Bonzani Vice President, Assistant General Counsel & Assistant Secretary

3

ATTACHMENT I

iNew York City, March ‘08 © 2008 IBM Corporaton

Global Business Services Ginni Rometty Senior Vice President, Global Business Services © 2008 IBM Corporation

Services Growth Model 9%Global Business Services 20%Outsourcing 2007 7% 9% 5% Maintenance Strategic Outsourcing 6% -8% 10% -15% Business Transformation YTY @ CC Long Term Revenue Growth Model (2%) -0% 5% -7% 4% -6% Integrated Tech Services IBM Pre-Tax Income Mix 2007 37% & Services Software Hardware Financing Total Services 6% -8% 8% li13% 2007 Tota Servces PTI Long Term PTI Growth Model 10% -12% YTY i3 Global Business Services © 2008 IBM Corporaton

Our model is to grow with or faster than the industry Global Business Services Opportunity Global Business Services Business Model 2007 – 2011 B ill io ns ’07 -’11 Long Term Revenue Growth $350 CGR % Consulting 4% -5% $300 4% $250 Application Management Services 8% -10% 4% $200 Total Global Business Services 6% -8% $150 $100 $50 7% $0 ii2 point PTI margn expanson 2006-2010 2007 2008 2009 2010 2011 AMS Consulting & SI Sourc e: IBM Internal Ass essment , based on Global Mar ket View, January 2008, at Const ant Currenc y Note: Foreign E xc hange t ype us ed for t he market opport unit y is IMF Const ant Currenc y i4 Global Business Services © 2008 IBM Corporaton

Our 3D strategy drives distinct competitive positioning Revenue Gr owth @ CC 9% Deeper Client Relationships • Sharpen selected client focus • Build out industry expertise • Accelerate SMB & emerging markets growth 1% Differentiated Solutions & Services • Enhance business solutions with intellectual -2 % property & industry frameworks • Lead with an expanded continuum of 2005 20 06 200 7 application services Delivered Globally PTI % 10.7% • Continue to leverage network of globally 9.8% integrated Centers of Excellence 7.2% * 2007 demonstrates we’re on track to meet our 2010 objectives • Revenue growth above business model • Delivered 0.9 points of the committed 2.0 profit expansion 2005 2006 2007 *E xcludes 2005 res truct uring charges i5 Global Business Services © 2008 IBM Corporaton

Global Business Services revenue growth model: 6% -8% 2007 Drivers – 9% 2007 Drivers – 9% Client Relationships 2 -3 pts 2 pts Delivered through Global Resource 4 -5 pts Delivered Domestically 2 -3 pts 4 -5 pts Business Solutions 2 -3 pts Application Management Services 2 -3 pts 2 -3 pts 4 -5 pts 3 -4 pts Growth @ Constant C urrenc y i6 Global Business Services © 2008 IBM Corporaton

Business Strategy Business Solutions liiiiSOA Infrastructure iIT Architecture Industry Framework Integrated soutons and frameworks algn busness wth IT Platform & Technology Platform Industry Extensions IBM & Partner Intellectual Property Consulting Services Business Archtecture Industry Centers of Excellence Industry Expertise i7 Global Business Services © 2008 IBM Corporaton

IBM Investor Briefing IBM

Intellectual property strengthens our solutions portfolio

Banking	Telco	Chemicals & Petroleum	Energy & Utilities	Healthcare	Insurance	Government
▪ Customer Care & Insight	▪ Telco Service Assurance	▪ Integrated Information Framework	▪ Intelligent Utilities Network	▪ Clinical Information Systems	▪ Insurance Operations of Future	▪ Network Centric Operations
				▪ Healthcare Plan Modernization	▪ Insurance Self Service	▪ Customs, Ports & Border Management
						▪ Integrated Case Management
						▪ Intelligent Transportation Systems

Business solutions contribution to revenue mix continues to grow: 2007 33% → 2010 39%

8 Global Business Services
© 2008 IBM Corporation

Taking a strategic approach to driving client value Colleen Arnold General Manager, Strategy and Global Application Services © 2008 IBM Corporation

IBM Investor Briefing

IBM

Industry maps align business solutions with client needs

Telco Industry Map

Client Pain Points

- Increase Value for Customers and Shareholders
- Reduce Costs to Free Capital for Further Investment
- Common and Streamlined Business Processes
- New Revenue Models
- Reduce Time to Market
- Attract and Retain Customers and Partners

Business Solutions

Services Innovation	Operations Support Transformation	Business Support Transformation
Service Creation & Innovation	Operations Transformation	Billing Transformation
Service Delivery and Portals	Telco Service Assurance	Customer Experience & Relationship Management
Partner Integration	Service Fulfillment Transformation	Business Intelligence
Content Services Management	Service & Network Lifecycle Management	

Industry Framework

Service Provider Delivery Environment

Application Management Transformation and IT Optimization

10

Global Business Services

© 2008 IBM Corporation

Skills, engagements & intellectual property drive client value Continuous Innovation Extend IP base & reuse End-to-End Commercial innovation i11 Application Platform Platform Global Business Services © 2008 IBM Corporaton 1999 2000 2001 2002 2003 2005 2006 2007 SDP launch Early adopters Develop partner network India Telco Center of Excellence Development Industry focus 2004 Growth accelerates with new and existing clients 50+ clients

AMS drives productivity, flexibility and business value 2007 -2011 CAGR% 12% 10% 8% 6% 4% 2% 0% Application Outtasking Co-Mgmt Full Ou tsou rcing Portfolio Outsourcing Staff Augmentation Testing Bus Appl Modernization $0 $1 $2 $3 $4 $5$6 $7 $8 Sourc e: Internal IBM Mar ket Intelligence 2008 Opportunity $B AMS 2007 -2011 CAGR% i12 Global Business Services © 2008 IBM Corporaton All supported by integrated Global Delivery

Testing opportunity $6.2B, growing at 8% --ripe for automation IBM capabilities Centers of Excellence China Brazil India Mexico United States • 25 years testing experience • 6,000+ dedicated resources • 180 application testing patents – 60 new test patents in 12 months • End-to-end integration – Integrated suite of IBM software tools • Rational, Tivoli Client results • Cost reductions of 25 -60% – Allows for reinvestment or savings • Quality improvements from 30 -70% • Cycle time improvements of 20 -50% i13 Global Business Services © 2008 IBM Corporaton

GBS globally integrated delivery responds to a changing market Networked Centers of Excellence 8 strategic centers / 23 sites Romania China Argentina Brazil Philippines Vietnam India Egypt • Focused by industry, competency and language • Global Business Solution Center – Solution Design & Delivery Framework – Reusable IP development • Seamless global delivery & local market expertise i14 Global Business Services © 2008 IBM Corporaton Global delivery revenue through global resources up over 45% year to year India delivery revenue up over 40% year to year All other delivery revenue up over 85% year to year

Global Business Services on track to deliver 2010 model 2007 performance on track 2006 – 2010 Objectives Business Model Execution of our strategy with distinction Revenue growth • Deeper client relationships 6% to 8% • Differentiated solutions & services • Delivered globally Expand profit margin 2006 • 2010 Margin expansion • 1/3 Operational transformation 2 points • 1/3 Delivered globally • 1/3 Differentiated offerings SOA the underlying foundation for all services i15 Global Business Services © 2008 IBM Corporaton

i16 Global Business Services © 2008 IBM Corporaton

Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s results as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/analyst0308/index.phtml The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s initial Form 8-K dated today. i17 Global Business Services © 2008 IBM Corporaton

i18 Global Business Services © 2008 IBM Corporaton

© 2008 IBM Corporation

© 2008 IBM Corporation Software Steve Mills Senior Vice President and Group Executive, Software

Software © 2008 IBM Corporation 3 Software Growth Model Services Software 40% IBM Pre-Tax Income Mix 2007 Hardware & Financing Note: Revenue from Acquisitions is included in Branded Middleware results PTI growth @ actual rates; all else, @ constant currency 9% 12% - 15% Software Long Term Revenue Growth Model 7% - 10% (2%) - 0% (2%) - 0% 12% - 16% 6% (2%) 0% 11% Total Software Operating Systems Other Middleware Branded Middleware Long Term Revenue Growth Model Long Term PTI Growth Model 2007 YTY 2007 YTY @ CC Software PTI Growth Model is 14% to 17% excluding the amortization of purchased intangibles

Software © 2008 IBM Corporation 4 IBM Software: 2004 – 2007 Revenue Growth = + $3.8B; PTI Growth = + $2.0B Note: YtY revenue growth at Constant Currency Revenue from Acquisitions is included in Branded Middleware results +$2.0B 14% +$3.8B 6% +$3.5B 12% $6.0B 9% $20.0B 6% $10.8B 11% Long Term Revenue Growth Model 12% - 15% 7% - 10% 12% - 16% $4.0B 16.1B 1% $7.3B 4% Software PTI Growth Total Software Branded Middleware 2004 2007 ‘04 – ’07 Growth, CGR%

Software © 2008 IBM Corporation 5 1996 IBM Software Revenue Mix 2010 2007 Branded Middleware Other 28% 72% 34% 54% 46% 66% 2000 36% 64%

Software © 2008 IBM Corporation 6 Our Model is to Grow with or Faster than the Industry Software Middleware Opportunity 2007 – 2011 ’07 -’11 CGR % 5% 1% 7% $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 2007 2008 2009 2010 2011 Billions High Growth Low Growth Source: IBM Market Analysis : estimates @ constant currency

Software © 2008 IBM Corporation 7 Global Revenue Mix United States 3% Y-t-Y Growth Rest of World 15% Y-t-Y Growth Note: Revenue growth @ actual rates 2007 Software Revenue = $ 20B 62% 38%

Software © 2008 IBM Corporation 8 Technical Centers Executive Briefing Centers Development Labs Tech Sales Personnel Lab Services Personnel Sales Specialist Personnel Global Team of Software Developers, Sales and Support

Software © 2008 IBM Corporation 9 Leveraging Our Portfolio to Deliver Solutions Tivoli WebSphere Rational Information Management Lotus Information Platform Data Management Content Management Security Mgmt Systems Mgmt Storage Mgmt Transaction Processing Application Servers Business Integration e-mail, Messaging Change and Release Mgmt Process and Portfolio Mgmt Business Intelligence Portal Social Software Architecture Mgmt Information on Demand ( IoD ) Service Oriented Architecture ( SOA ) Next Generation Collaboration IT Service Management IT Lifecycle Management & Governance

Software © 2008 IBM Corporation 10 IBM Software Technology Unleashes the Power of the New Enterprise Data Center Request-driven provisioning and scheduling Service managed IT integrated with Business Processes Middleware optimized performance Continuous data protection and automated archiving Standards-based process automation Secure people, process, applications and data End-to-end asset management Only IBM can fully automate the New Enterprise Data Center

Software © 2008 IBM Corporation 11 Integrate Quickly and Efficiently Financially Responsible Select the Right Companies In the right markets To enhance the portfolio With clear synergies Cultural fit Global Sales / Support / Channel Structure Best of Breed Global Development Globally Integrated Support Functions Consistent Global Processes Consistent Worldwide Delivery Leverage IBM Full-time Integration teams Best practices and tools GM sponsorship and accountability Disciplined acquisition process Attractive valuations Focused incremental investments Adds to shareholder value IBM’s Acquisition Process

IBM Investor Briefing

Acquisitions Added to Enhance the Solutions


Lotus
Rational
Information Management
Tivoli
WebSphere

Lotus
- *Aptrix*
- *PureEdge*
- *Bowstreet*
- **WebDialogs*
- **Net Integration Tech*

Rational
- *Rational*
- *Information Labs*
- *SystemCorp*
- *BuildForge*
- **Watchfire*
- **Telelogic AB*

Information Management
- *Informix*
- *Tarian*
- *CrossAccess*
- *Green Pasture*
- *Trigo*
- *Alphablox*
- *Venetica*
- **DataMirror*
- **Princeton Softech*
- **Solid Information Tech*
- **Cognos*
- *Ascential*
- *DWL*
- *iPhrase*
- *LAS*
- *Unicorn*
- *FileNet*
- *SRD*

WebSphere
- *CrossWorlds*
- *Holosofx*
- *Gluecode*
- *DataPower*
- *Webify*
- **AptSoft*

Tivoli
- *Metamerge*
- *TrelliSoft*
- *Access360*
- *Think Dynamics*
- *Candle*
- *Cyanea Systems*
- *Isogon*
- *Collation*
- *CIMS Labs*
- *Ubiquity*
- *Micromuse*
- *Rembo*
- *MRO*
- **Vallent*
- **Consul*

Note: Acquisitions since Jan 2001; * 2007/2008 Acquisitions

12 Software
© 2008 IBM Corporation

© 2008 IBM Corporation Information On Demand Unlocking the Business Value of Information for Competitive Advantage Ambuj Goyal General Manager, Information Management Rob Ashe General Manager, Business Intelligence and Performance Management

Software © 2008 IBM Corporation 14 Call Center Operations ERP & Financials Human Resource Management Customer Profitability Financial Risk Insight Workforce Optimization Business Optimization Information Agenda 5.1% CGR $594B 11.1% CGR $117B Software, Services, Hardware Spending Estimate* 2008 Information On Demand Delivers Business Optimization Business Optimization Spending Growing 2X Business Automation Business Automation Application Agenda * IBM Market Analysis - estimated growth 2006-2011

Software © 2008 IBM Corporation 15 Financial Management Expense Revenue Asset Management Business Performance Management Answers 3 Key Questions

Business Intelligence & Performance Management Information Integration, Warehousing & Management Data Management Content Management Software © 2008 IBM Corporation 16 Information On Demand Software Unlocking the Business Value of Information Business Optimization Customer & Product Profitability Workforce Optimization Dynamic Supply Chain Multi-channel Marketing Financial Risk Insight Better Business Outcomes Optimization Automation End-to-end Capabilities Flexible Architecture Information Assets Business Value Unlock

IBM Investor Briefing

IBM

Optimizing Business

Integration & Analysis Optimize Service & Negotiations

BlueCross BlueShield of Tennessee


Optimized
Provider Negotiations
Optimized
Customer Service
Provider
Satisfaction
Improves
to Over 90%
Optimization
End-to-end
Capabilities
Automation
COGNOS
AN IBM COMPANY
Business Intelligence
& Performance
Management
Information Integration,
Warehousing
& Management
BCBST Systems
External Data Sources
~630,000
Care Providers
Nearly 3 Million
Members
Claims
Processing
Customer
Service
Contracts
Provider
Demographics
Provider Service &
Facility Applications

17

Software

© 2008 IBM Corporation

Software © 2008 IBM Corporation 18 Delivering the Total Value of IBM to Clients Drives IBM Hardware Sales Drives End-to-end Solutions Drives IBM Middleware Sales Drives IBM Middleware Sales Drives IBM Service Engagements • Financial Risk Insight for Banking • Risk Adjusted Profitability for Banking • Health Analytics • Life Sciences Promotional Spend & Compliance • Retail Store Operations & Planning • IOD Infrastructure Acceleration • Storage Optimization • Data Mobility and more IBM Data Warehouse IBM Compliance Warehouse IBM Information Integration IBM Storage IBM Servers • Crime Management & Insight • Municipal Performance Management Scorecard • Manufacturing Sales & Operations Planning • Financial Planning • Workforce Analytics and more Industry Solutions with IBM Global Business Services IBM Global Technology Services Software, Hardware, Services

Software © 2008 IBM Corporation 19 IBM Information Management Software Revenue as Reported 2003 - 2007 5%YTY 7%YTY 8%YTY 14%YTY 2005 2006 2007 2004 2003 Accelerating Growth Information On Demand Software Assets Drive IBM’s Entire Portfolio Over 70 Solutions Spanning Software, Services & Hardware Over 25 Software Product Offerings Key Performance Indicator for Information On Demand Information Management Software Segment Performance 15%YTY

Software © 2008 IBM Corporation 20 Well Positioned for the 2010 Roadmap Established Infrastructure Provider with the World’s most complete Middleware portfolio • Delivering customer value now • From basic to complex solutions • Providing simple cost savings to full business optimization Trusted long term client relationships • Important in good times critical in uncertain times Global Sales / Global Delivery Proven ability to acquire and integrate effectively High leverage business model • Growing annuity base • High margin

Software © 2008 IBM Corporation 21

Software © 2008 IBM Corporation 22 Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s results as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/analyst0308/index.phtml The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s initial Form 8-K dated today.

Software © 2008 IBM Corporation 23

i© 2008 IBM Corporaton

2010 Roadmap Mark Loughridge Senior Vice President & Chief Financial Officer © 2008 IBM Corporation

Driving towards $10 -$11 EPS in 2010 $10-$11 14% 2010 $6.06$7.18$8.25 + 16% (’06 –’10) 2010 Earnings per Share Roadmap 15%* 2008 Yr/Yr Progress made in 2007 2007 18% Yr/Yr 2006 IBM Difference Well Positioned for Long-Term EPS * 16% Yr/Yr excluding 2007 Printer Gain i3 2010 Roadmap © 2008 IBM Corporaton

Long-Term EPS Roadmap (May 2007) 10% 14% 16% CGR CGR CGR 5% $6.06 ~$11 ~$10 ~$9 ~$1.20 ~$0.90 ~$0.75 ~$1.00 ~$1.10 Revenue Growth 7% -8% Revenue Growth 10% -12% CGR EPS Model 2006 Historical Margin Share Estimated Growth Future 2010 EPS Retirement 2010 EPS EPS Revenue 2010 EPS Expansion Repurchases Initiatives Acquisitions w/o Related Objective Growth (Base) Retirement Yr/Yr of 3% Related Costs Yr/Yr i4 2010 Roadmap © 2008 IBM Corporaton

Historical Revenue Growth l $6.06 Historica $0.75 Revenue Growth EPS Progress ~$0.20 Remaining ~$0.55 2007 Yr/Yr Revenue Strong Annuity-Based Growth Business 4.2% 3.9% Historic al Growth Model Annuity Transactn Balanced Geographically of 3% 2007 2007 @ CC @ CC * Americas Europe, Mid. East & Africa Asia Pacific * Excludes Printer Business & Acquisitions i5 2010 Roadmap © 2008 IBM Corporaton

Marg in Expansion Progress ~$0.40 Segment PTI Margins l on $6.06 Margin $1.00 ExpansiHistorica $0.75 Revenue Growth 2006 EPS IBM Net Margin 10.8% 10.3% 10.5% ASR Int. 2006 2007 HW & Financing 11.8% 13.5% 2006 2007 Services 9.7% 9.9% 2006 2007 Software 26.9% 26.8% 2006 2007 i6 2010 Roadmap © 2008 IBM Corporaton

Marg in Expansion Progress ~$0.40 GBS 10.6%11.0% 10.4% Segment PTI Margins 9.0% l on $6.06 Margin $1.00 ExpansiHistorica $0.75 Revenue Growth EPS IBM Net Margin 10.8% 10.3% 10.5% ASR Int. 2006 2007 HW & Financing 11.8% 13.5% 2006 2007 Services 9.7% 9.9% 1H 06 1H 07 2H 06 2H 07 GTS 2006 2007 10.5% 9.8% 9.5% Software 8.2% 26.9% 26.8% 1H 06 1H 07 2H 06 2H 07 2006 2007 i7 2010 Roadmap © 2008 IBM Corporaton

Margin Expansion l on $6.06 Margin $1.00 ExpansiHistorica $0.75 Revenue Growth EPS Progress ~$0.40 2007 Segment PTI Growth & Mix 11% Yr/Yr 13% Yr/Yr 40% i37% FiSoftware Servces HW & n. 23% 9% Yr/Yr 2010 Profit Growth & Mix Excluding Yr/Yr Pension Savings & Amortization of Acquired Intangibles 5% -7% 7% -Yr/Yr 10% Yr/Yr 14% -17% Yr/Yr 47% iHW & Software 44%- Servces Fin. Remaining ~$0.60 • Disciplined Cost & Expense management driving greater than $1B in PTI savings from productivity initiatives in 2008 • Pre 2007 Acquisitions contributing to profitability • Higher margin new product introductions i8 2010 Roadmap © 2008 IBM Corporaton

IBM Investor Briefing IBM

Growth Initiatives & Acquisitions


$1.20
$1.00
$0.75
2006
$6.06
EPS
Growth Initiatives & Acquisitions
Margin Expansion
Historical Revenue Growth

Progress ~$0.20	Remaining ~$1.00

Progress ~$0.20

- *BRIC Revenue Growth +18% Yr/Yr*
- *Green Solutions delivered $0.5B of Revenue in 2007*
- *GBS SOA signings up 50% + and contributed over $2B in revenues in 2007*
- *~$0.2B of incremental Gross Profit from Virtualization*
- *Key Middleware Revenues grew 11% Yr/Yr*

Remaining ~$1.00

- *Global Reach and Scale*
- *Delivering Unique Client Value*
- *Proven Infrastructure Provider*

Yr/Yr revenue growth at constant currency

9 2010 Roadmap
© 2008 IBM Corporation

IBM Investor Briefing

Growth Initiatives


$1.20
$1.00
$0.75
2006
$6.06
Growth Initiatives & Acquisitions
Margin Expansion
Historical Revenue Growth
EPS

Global Reach & Scale - Well Positioned Geographically



Countries that grew revenues >10% (local currency) in 2007 comprised 15% of IBM geographic revenues and collectively grew more than 20%

Excludes OEM

10

2010 Roadmap

© 2008 IBM Corporation

Growth Initiatives $6.06 Growth $1.20 Initiatives & Acquisitions Margin $1.00 Expansion Historical Revenue Growth $0.75 EPS Global Reach & Scale – Leveraging our Scale 2007 Yr/Yr Growth* Revenue Gross Profit Direct SG& 21% 3% 26% 2% 1% Indirect SG&A 16% 6% GP Margin 44% 43% Countries that grew > 10% in 2007 Total IBM Rest of World * Yr/Yr at constant currency. Excludes OEM. i11 2010 Roadmap © 2008 IBM Corporaton

Growth Initiatives Delivering Unique Client Value $6.06 Growth $1.20 Initiatives & Acquisitions Margin $1.00 Expansion Historical $0.75 Revenue Growth il iiiliCapacty Needs CapitaEfficency Cost Savings Securty, Rsk & Compance EPS i12 2010 Roadmap © 2008 IBM Corporaton

Growth Initiatives $6.06 Growth $1.20 Initiatives & Acquisitions Margin $1.00 Expansion $0.75 Historical Revenue Growth EPS Proven Infrastructure Provider – Green Solutions 2007 Results • $0.5B of Revenue • 5,300 Leads generated, 2,000 wins • $0.8B in Signings • 750 Green Datacenter 2008 Market Opportunity* Engagements in l$62B IT Bi$9BTotaGreen$38B $10B 4Q07 g Green Innovations $3B Carbon Man agemen t $2B Intelligent T ransportation System Intelligent Utility Network * Source: IBMinternal analysis i13 2010 Roadmap © 2008 IBM Corporaton

Acquisitions $6.06 Growth $1.20 Initiatives & Acquisitions Margin $1.00 Expansion Historical $0.75 Revenue Growth EPS • Since January ‘07 we have invested over $6B to acquire 17 companies • Closed Acquisition of Cognos Between 2002-2005 we completed 39 acquisitions priced below $500M Estimated Acquisition Revenue Growth Estimated Acquisition PTI Margin 20% 47% 40% 27% 24% 21% 5% 3% 10% 14% 18% -5% 10% Yr 1 Yr 2 Yr 3 Y r 4 Yr 5 Yr 1 Yr 2 Yr 3 Yr 4 Yr 5 Actual Projected Without Amortization of Acquired Intangibles i14 2010 Roadmap © 2008 IBM Corporaton

Acquisitions $6.06 Growth $1.20 Initiatives & Acquisitions Margin $1.00 Expansion $0.75 Historical Revenue Growth EPS • Since January ‘07 we have Deals Announced to date invested over $6B to (2007 & 2008) are acquire 17 companies expected to contribute ~ $1B of Pre-Tax • Closed Acquisition of Income in 2010* Cognos adding 2006 deals yields. Estimated Acquisition Revenue Growth Estimated Acquisition PTI Margin 25% 20% 22% 38% 14% 1% 6% 24% -10% 14% 21% 24% 24% 22% 20% Yr 1 Yr 2 Yr 3 Y r 4 Yr 5 Yr 1 Yr 2 Yr 3 Yr 4 Yr 5 Actual Projected Without Amortization of Acquired Intangibles *Excluding amortization of acquired intangibles. i15 2010 Roadmap © 2008 IBM Corporaton

IBM Investor Briefing

Share Repurchase


$1.10
$1.20
$1.00
$0.75
2006
$6.06
Share Repurchase
Growth Initiatives & Acquisitions
Margin Expansion
Historical Revenue Growth
EPS

Progress ~$0.30

- Strong Cash Flow Performance
  - +$1.9B Yr/Yr Free Cash Flow
- Repurchased ~$19B in 2007
  - Share reduction of ~7%
- Executed $12.5B ASR
  - Funded with $11.5B of Debt
  - Maintained A+ credit rating
  - Maintaining higher financial leverage

Remaining ~$0.80

- Continued Strong Cash Generation


Reinvested Acquisitions & Capital Expenditures
$30B+
Primary Uses of Cash Over the Past 5 Years
$53B+
Returned to Shareholders Share Repurchases & Dividends

16 2010 Roadmap
© 2008 IBM Corporation

Share Repurchase Attractively Valued Share $1.10 Repurchase Growth $1.20 Initiatives & Acquisitions Margin $1.00 Expansion Historical $0.75 Revenue Growth Free Cash Flow (over the past 5 years) Market Capitalization* Dow 30 Companies IBM $6.06 Free Cash Flow: Cash from Operations less Net Capital Expenditures EPS Source: Capital IQ. Excludes Banks. * Based on Jan. ‘08 – Feb. ‘08 i17 2010 Roadmap © 2008 IBM Corporaton average

Share Repurchase $6.06 Share $1.10 Repurchase Growth $1.20 Initiatives & Acquisitions Margin $1.00 Expansion Historical $0.75 Revenue Growth EPS Remaining ~$0.80 2007 2010 • $15B Authorization in Feb. ‘08 • Anticipate ~$12B spend in $19B ~$40B ~$12B 2008 2008 • Net of opportunity cost, on track to exceed 2010 EPS 2007 objective from share repurchase Share Repurchase i18 2010 Roadmap © 2008 IBM Corporaton Spend

Retirement Related Savings $6.06 Retirement- $0.90 Related Saving $1.10 Share Repurchase Growth $1.20 Initiatives & Acquisitions $1.00 Margin Expansion $0.75 Historical Revenue Growth EPS Remaining ~$0.90 Pre-Tax Retirement Related (Expense) / Income ($B) $1.0 $0.4 ~$1B Yr/Yr $0.3 $0.2 Savings $0.0 ($0.4) ($0.5) ($1.0) ($1.1) ($0.9) ($1.6) ($2.0) ($2.1) ($2.4) ($2.6) ($3.0) 2000 2001 2002 2003 2004* 2005* 2006 2007 2008 2009 2010 • A wide range of outcomes for 2009-2010 is possible. Actual results will depend on several factors including financial mark et performance, interest rate environment and actuarial assumptions • Estimates through 2010 are based on December 31, 2007 assumptions *Excluding Non-recurring Pension Charges i19 2010 Roadmap © 2008 IBM Corporaton

Retirement Related Savings $6.06 Retirement- $0.90 Related Saving $1.10 Share Repurchase Growth $1.20 Initiatives & Acquisitions $1.00 Margin Expansion $0.75 Historical Revenue Growth EPS Pension Cost Sensitivity Analysis Unfavorable Favorable Scenario Scenario Assumption Scenarios Better/(Worse) Actual ROA vs. Expected ROA* (5 pts) 5 pts Discount Rate (Year End) (25 bps) 25 bps Interest Crediting Rate (50 bps) 50 bps 2010 Impact Pre-Tax Income ($380M) $240M • These scenarios are not intended to define the maximum range of outcomes • The scenario impacts are not symmetrical due to amortization, in accordance with SFAS 87 * 2009 actual ROAis assumed equal tolong term expected ROA i20 2010 Roadmap © 2008 IBM Corporaton

Long-Term EPS Roadmap with Strong 2007 Performance 2006 2007 5% $6.06 $1.12 $7.18 ~$0.55 ~$0.60 ~$1.00 ~$0.80 ~$0.90 Revenue Growth +1 to 2 pts Revenue Growth ~$9 ~$10 ~$11 2007 EPS Historical Margin Share Estimated Growth Acquisitions 2010 EPS Retirement 2010 EPS Revenue ExpansionRepurchases2010 EPS Initiatives w/o Retirement Related Objective Growth of 3% (Base) Related Yr/Yr Costs i21 2010 Roadmap © 2008 IBM Corporaton

Long-Term EPS Roadmap with Strong 2007 Performance Expect EPS of at least $8.25 in 2008.On track to $10-$11 in 2010 2006 2007 5% ions $6.06 $1.12 $7.18 ~$0.55 ~$0.60 ~$1.00 ~$0.80 ~$0.90 Revenue Growth +1 to 2 pts Revenue Growth ~$9 ~$10 ~$11 Impact on 2010 EPS from recent act 2007 EPS Historical Margin Share Estimated Growth Acquisitions 2010 EPS Retirement 2010 EPS Revenue ExpansionRepurchases2010 EPS Initiatives w/o Retirement Related Objective Growth of 3% (Base) Related Yr/Yr Costs i22 2010 Roadmap © 2008 IBM Corporaton

Well Positioned in 2008 and Long-Term $10-$11 14% - 2010 $6.06$7.18$8.25 + 16% (’06 –’10) Global Reach and Scale 15%* Proven Infrastructure Provider 2008 Yr/Yr 2007 18% Yr/Yr Technology Leadership 2006 Delivering Unique Client Value Financial Strength & Flexibility EPS * 16% Yr/Yr excluding 2007 Printer Gain i23 2010 Roadmap © 2008 IBM Corporaton

i24 2010 Roadmap © 2008 IBM Corporaton

Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s results as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/analyst0308/index.phtml The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s initial Form 8-K dated today. i25 2010 Roadmap © 2008 IBM Corporaton

i26 2010 Roadmap © 2008 IBM Corporaton

i© 2008 IBM Corporaton

IBM Global Productivity Initiatives Bob Moffat Senior Vice President, Integrated Operations © 2008 IBM Corporation

Productivity Requirements of Business Model $6.06 Retirement Related Savings Share Repurchases Growth Initiatives Margin Expansion Historical Revenue Growth Contributing to margin expansion by globally integrating: Service Delivery Support Functions Supply Chain EPS i3 IBM Global Productiv ity Initiatives © 2008 IBM Corporaton

IBM’s Cost and Expense Structure 2007 Cost/Expense ($84B) i4 IBM Global Productiv ity Initiatives © 2008 IBM Corporaton Go-to-Market Service Delivery Global Support Functions Supply Chain Net Development

Results Proven and Sustainable 2007 Cost/Expense ($84B) Go-to-Market Supply Chain Service Delivery • Delivering $3B to $5B gross savings annually through: Global Support – Optimized Sourcing Functions – Supplier Management – Product Design Supply Chain – Process Discipline • Improving responsiveness and hardware margins Net Development i5 IBM Global Productiv ity Initiatives © 2008 IBM Corporaton

Results Proven and Sustainable 2007 Cost/Expense ($84B) Go-to-Market Service Delivery • $2.5B in productivity over last three years Global Support Functions Supply Chain Net Development Global Support Functions i6 IBM Global Productiv ity Initiatives © 2008 IBM Corporaton

Demonstrated Significant Progress and Benefits 2007 Cost/Expense ($84B) Go-to-Market Service Delivery Service Delivery • Improving margins, quality and client satisfaction Global Support Functions • Executing strategy of process, automation and global integration Supply Chain • Delivering $1B in productivity per year Net Development i7 IBM Global Productiv ity Initiatives © 2008 IBM Corporaton

Applying Benefits from Productivity Initiatives 2007 Cost/Expense ($84B) Go-to-Market Benefits from productivity initiatives allow us to: Service Delivery • Enhance competitiveness Global Support • Make investments to Functions enable growth • Offset labor cost increases Supply Chain • Improve profitability Net Development i8 IBM Global Productiv ity Initiatives © 2008 IBM Corporaton

Summary • We have exceeded the productivity requirements of IBM’s business model every year for the last five years. • Using a strategic approach, we are optimizing process, automation and global capabilities for sustainable improvements in operational effectiveness. • Our ability to consistently improve productivity is ingrained into the DNA of our operations. • Continuing to meet productivity requirements of IBM’s business model supports the 2010 Roadmap. i9 IBM Global Productiv ity Initiatives © 2008 IBM Corporaton

10

Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s results as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/analyst0308/index.phtml The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s initial Form 8-K dated today. i11 IBM Global Productiv ity Initiatives © 2008 IBM Corporaton

i12 IBM Global Productiv ity Initiatives © 2008 IBM Corporaton

© 2008 IBM Corporation New York City, March ‘08

© 2008 IBM Corporation IBM and the New Enterprise Jim Stallings General Manager, Enterprise Systems Division Systems & Technology Group

© 2008 IBM Corporation 3 Transformation offerings suite >200,000 expert resources (technology, software, services) Broad tool set Top Accounts Industry – Focus Accounts Systems and Technology, Enterprise Systems Division Large enterprise segment – Total segment: $44B – IBM Share: 35% • Servers: 41% • External Disk: 19% 2006 Systems market for Large Enterprises (>1,000 employees), includes Servers + External Disk, Source: Gartner 2006 Revenue share data supplied by Gartner, Large Enterprises >1,000 employees. Storage = External Disk Transform client infrastructures Build on strength in high end servers Gain share in storage and blades Deepen client relationships Source: IDC, Virtualization 2.0: The Next Phase in Customer Adoption, Doc #204904, Dec 2006 $0 $50 $100 $150 $200 $250 $300 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Installed Base (M Units) Spending (US$B) 0 5 10 15 20 25 30 35 40 45 50 19 96 Power and cooling costs x8 Server mgmt and admin costs x4 New server spending

IBM Investor Briefing

Industry Innovation is Putting Pressure on Data Centers

Explosion of Information

Medical imaging


1TB/4D image
1MB/2D image
2004
2007

Real-time Analytics

Financial markets


~130B market messages
5B market messages
2006
2010

Billions of Connected Devices

Mobile phones


~4B mobile subscribers
1B mobile subscribers
2002
2010

By 2010:

- Medical images will take up 30% of the world's storage
- Over half of US equities trading will be algorithmic
- 74% of the world's mobile subscribers will live in emerging economies

Sources: IBM Global Technology Outlook, 2005; TABB Group, Trading at Light Speed: Analyzing Low Latency Market Data Infrastructure, March 2007; Aite Group, Algorithmic Trading 2006: More Bells and Whistles, November 2006 (note: U.S. equities); Infonetics Research, Radio Access Network Equipment and Subscribers report, October 2007; Pyramid Research, October 2007

4

© 2008 IBM Corporation

© 2008 IBM Corporation 5 IBM is Positioned to Lead in the Large Enterprise Segment IBM 41% HP 26% Sun 10% Dell 6% Others 17% Large Enterprise Servers 15 Consecutive Years of Patent Leadership IBM Co-founded: The Eco-Patent Commons A leadership opportunity for global business to protect the planet IBM 2007: $6B in R&D Financing Services Software Technology Integrated Client Offerings Unparalleled Virtualization Innovation IBM #1 Intel #5 MS #6 HP #9 3,125 1,469 Unified Systems and Energy Management Service Management End-to-End Infrastructure Virtualization Clients Servers Network Storage Virtualization Experts, Services, Tools Large Enterprise (>1,000 employees) server share, Source: Gartner FY2006 . 250K+ server share, Source: IDC, FY 2007, all customer sizes $250K+ Servers IBM 54% HP 20% Sun 8% Others 18% Open Standards

IBM Investor Briefing
IBM

We Address Large Enterprise Needs in 3 Dimensions

Core Business	Infrastructure Transformation	Business Applications
Traditional IT ***Growth Drivers*** Leadership Technology ▪ System z10 ▪ POWER6 and PowerVM ▪ Information Infrastructure ▪ Storage Virtualization and XIV ▪ X4 Enterprise X-Architecture ▪ BladeCenter ▪ iDataPlex ▪ Strategic Outsourcing ▪ Systems Integrators	**Infrastructure Transformation** ***Growth Drivers*** Leadership Offerings and Resources ▪ *The New Enterprise Data Center* ▪ Virtualization/Consolidation ▪ Energy Efficiency ▪ Business Resiliency and Security ▪ Integrated software and services ▪ Broad tool set ▪ Analysis ▪ Planning ▪ Implementation ▪ Management	**Industry Solutions & Applications** ***Growth Drivers*** Leadership Capabilities ▪ SOA ▪ Services tools and offerings suites ▪ Strong, unique partnerships Key ISV Solutions: ▪ SAP BI Accelerator ▪ ACI Electronic Payments Processing ▪ Cognos ▪ BEA Weblogic v9 ▪ Amdocs ▪ SAS ▪ Lawson

6
© 2008 IBM Corporation

© 2008 IBM Corporation 7 We are Transforming Client Infrastructures Today Virtualization New Enterprise Data Center IBM internal transformation Data center consolidation savings over the past 10 years Virtualized environment projected to use* – 80% less energy – 85% less floor space *Virtualized environment based on consolidation of 3900 servers Real-time data streams Web 2.0 / SOA

© 2008 IBM Corporation 8 Q&A

© 2008 IBM Corporation 9

© 2008 IBM Corporation 10 Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s results as determined by generally accepted accounting principles (GAAP), certain materials presented during this event include non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials” that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/analyst0308/index.phtml The Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s initial Form 8-K dated today.

© 2008 IBM Corporation 11

©2008 IBM CorporationIBM Software and Services ConvergenceRobert LeBlancGeneral Manager, Global Consulting Services and SOAGlobal Business Services

IBM Investor Briefing
IBM

Greater solutions opportunity is fueled by the market trending toward more flexible environments

Market is shifting toward more flexible environments


Custom (Legacy) Environment
Flexible Solutions Environment
ISV-dominated Environment
Level of adoption
Representative Industries
Banking
Healthcare
Government
Financial Markets
Insurance
M&E
SOA
Representative Industries
Electronics
Chemicals & Petroleum
High-Tech Manufacturing
Automotive
Today
Future

It's a Solution Evolution …movement to a more flexible infrastructure

We're are capitalizing on the migration…

- We offer clients:
  - Deep industry knowledge
  - Rich solutions portfolio
  - End-to-end capabilities (GBS, SWG, S&D)
  - Unparalleled SOA expertise

But, we can be/do even more…

And clients have clearly expressed their needs


Selected Drivers Influencing Willingness To Pay Price Premium[1]
LOB Execs
IT Execs
IT Mgt
Procure-ment
DEEPER
Understands My Company & Problem
68%
21%
19%
30%
DIFFERENTIATED
Time to Value
52%
9%
10%
26%
Relevant Expertise
41%
13%
14%
24%
DELIVERY
Resources Strategy
13%
8%
5%
27%

- Clients have expressed specific needs from IT services partner to justify premium prices
  - Deeper understanding
  - Differentiated solutions
  - Delivery capability

2
IBM Software and Services Convergence
© 2008 IBM Corporation

IBM Investor Briefing IBM

Understand how our solutions enable multiple client entry points
- From Business Transformation to Infrastructure Modernization

Business Transformation



Client Points of Entry

Process & Application Transformation


Core Insurance Solution
Insurance Front Office Solution
Insurance Risk & Compliance Solution
Workforce Effectiveness
Financial Management
Insurance Integration Framework

Infrastructure Optimization


IBM SOA Foundation
Software
Skills & Support

- **Key entry points for a client driven approach**
- **IBM competencies deliver specific value**
  - Business Transformation
  - Solutions Transformation (Process and Application)
  - Infrastructure Modernization and Optimization

3 IBM Software and Services Convergence
© 2008 IBM Corporation

IBM Investor Briefing
IBM

IBM's integrated business solutions and framework offerings align business with IT


Business Strategy
Consulting Services
e.g. Insurance ops of future
Business Solutions
IBM & Partner IP
e.g. Claims Process/Data models
Industry Framework
Industry extensions
e.g. Payment content pack
SOA Platform & Infrastructure
Technology Platform
e.g. Tools, Runtime, Storage

A Solution : An offering that solves a client's business problem through a combination of

- Defined intellectual property, technology frameworks, applications, tools and methodologies
- Industry and subject matter expertise
- Global delivery model

An Industry Framework : A software platform with following attributes

- Industry-specific extensions / standards
- Focused on industry-specific business issues/usage patterns
- Supports an ecosystem of business partners
- Based on service-oriented architecture

4 IBM Software and Services Convergence
© 2008 IBM Corporation

IBM Investor Briefing
IBM

GBS Business Solutions and Software Industry Frameworks interlock

Industry	GBS Solution	Software Framework
Government	Intelligent Transportation Systems (ITS)	Transportation Framework
Banking	Customer Care & Insight (CCI)	Customer Care & Insight Framework
Telecommunications	Telco Service Assurance (TSA)	Service Provider Development Environment
Chemicals & Petroleum	Integrated Information Framework (IIF)	Information Integration Framework
Energy & Utilities	Intelligent Utilities Network (IUN)	Solution Architecture For Energy
Healthcare	Clinical Information Systems (CIS)	Health Information Framework

5
IBM Software and Services Convergence
© 2008 IBM Corporation

IBM Investor Briefing
IBM

Globally, transportation authorities are facing a crisis

Challenges
- Congestion
- Safety
- Accessibility
- Carbon Emissions

External Drivers
- Population Growth
- Environment
- Security
- Technology



Constraints
- Infrastructure
- Funding
- Regulation
- Politics & Stakeholders

IBM's Vision
- Effective demand management
- Improved customer services
- Greater integration & efficiency
- Sustainable mobility

Maximize IP Utilization, Create New Revenue Streams, Influence End-User Modal Choice

6 IBM Software and Services Convergence
© 2008 IBM Corporation

IBM Investor Briefing
IBM

Intelligent Transportation Systems

- **Road User Charging (RUC)**
  - Congestion pricing
  - Emissions-based pricing
  - Next-generation tolling
- **Integrated Fare Management (IFM)**
  - Multi-modal fare systems
  - Seamless mobility
- **Transport Information Management (TIM)**
  - Transport network management
  - End-User advice


Innovative Transport Pricing
1
Pricing Models
Demand–Revenue
Congestion–PAYG
Pollution–Emissions
Traffic Prediction
National / State Pay-as-you-go Services
UK
Netherlands
Singapore
Oregon
Transport Network Management
• Pro-active decision support
• Incident response
Data Fusion
End-user Info & Advice
• Multi-channel dissemination
• Real time advice
• Personalization
• Location awareness
• Route planning
End User Info.
2
Advanced Transport Information Management

7 IBM Software and Services Convergence
© 2008 IBM Corporation

IBM Software and Services Convergence©2008 IBM Corporation8Key success factorsCongestion charges will fund transit improvements$120M/yr in revenue to City of Stockholm; payback in 4 years15% reduction in CO2emissions25% reduction in traffic entering cordonClearly Measurable ResultsStockholm Congestion Tax Project (SCTP) -Case Study

IBM Investor Briefing

Sustained value capture and business model implications

Labor-based Consulting & SI


Custom Business Solutions
Adaptable Business Solutions
Integrated Business Solutions

Integrated Solution Pre-defined SOA Vision

2007 Signings: $0.3B
Pipeline $1B+

- Stockholm Road Charging – Services
- Singapore Traffic Prediction – IBM Research

- London Congestion Pricing – Services
- Bid collateral, reference architecture and delivery experience from Stockholm

- Software / Services-led model with BPO participation
- Development of an extensive portfolio of repeatable software and services assets
- Software-driven industry framework

9 IBM Software and Services Convergence
© 2008 IBM Corporation

IBM Investor Briefing IBM

How can we achieve greater solutions success?

Global Reach and Scale

Proven Infrastructure Provider

Technology Leadership

Deliver Unique Client Value

Explain

Definition & Value Proposition

- Key Client Industry Issues / Pain Points
- Industry Maps
- Value Propositions

Enable

Solution Maturity

1. Client Solution Spectrum

Custom SI	Custom with IP	IP Intensive w/ Custom
Technology (SOA)		

2. Solution Enablers
   - Processes, Methods & Tools
   - Software Industry Frameworks
   - Pre-configured Systems
3. New Solutions
   - Innovation
   - Research

Execute

Practice Maturity

1. Competencies
   - Service Line Alignment
   - Trained & Tagged Resources
   - Global Access
2. Capacity
   - SMEs
   - COEs & SAT
   - Global Delivery
3. Technology
   - SOA Leadership
   - Industry Frameworks
4. Integrated Go-to-Market
   - Cross Brand Planning
   - Global/Geo Targets
   - Integrated Management Systems

10 IBM Software and Services Convergence
© 2008 IBM Corporation

IBM Software and Services Convergence©2008 IBM Corporation11

IBM Software and Services Convergence©2008 IBM Corporation12Certain comments made in the presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company's filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s results as determined by generally accepted accounting principles (GAAP), certain materials presented during this eventinclude non-GAAP information. The rationale for management’s use of this non-GAAP information, the reconciliation of that information to GAAP, and other related information is included in supplementary materials entitled “Non-GAAP Supplementary Materials”that are posted on the Company’s investor relations web site at http://www.ibm.com/investor/events/analyst0308/index.phtmlThe Non-GAAP Supplementary Materials are also included as Attachment II to the Company’s initial Form 8-K dated today.

IBM Software and Services Convergence©2008 IBM Corporation13